Exhibit 24

LIMITED POWER OF ATTORNEY
FOR SECTION 16 REPORTING OBLIGATIONS

Know all by these presents, that the
undersigned hereby makes, constitutes and appoints
each Mark J. Gallenberger and Colin J. Savoy,
signing singly and each acting individually,
as the undersigned’s true and lawful attorney-in-fact
with full power and authority as hereinafter
described to:

(1) prepare, execute in the undersigned’s
name and on the undersigned’s behalf, and submit to
the U.S. Securities and Exchange Commission (the SEC)
a Form ID, including amendments thereto, and any
other documents necessary or appropriate to obtain
codes and passwords enabling the undersigned to make
electronic filings with the SEC of reports required
by Section 16(a) of the Securities Exchange Act of
1934 (the Exchange Act) or any rule or regulation of
the SEC;

(2) execute for and on behalf of the
undersigned, in the undersigned’s capacity as an
officer and/or director of LTX-Credence Corporation
(the Company), Forms 3, 4, and 5 (including any
amendments thereto) in accordance with Section 16(a)
of the Exchange Act and the rules thereunder;

(3) do and perform any and all acts for and
on behalf of the undersigned which may be necessary
or desirable to prepare, complete and execute any
such Form 3, 4, or 5, prepare, complete and execute
any amendment or amendments thereto, and timely
deliver and file such form with the United States
Securities and Exchange Commission and any stock
exchange or similar authority;

(4) seek or obtain, as the undersigned’s
representative and on the undersigned’s behalf,
information regarding transactions in the Company’s
securities from any third party, including brokers,
employee benefit plan administrators and trustees,
and the undersigned hereby authorizes any such person
to release any such information to such
attorney-in-fact and approves and ratifies any such
release of information; and

(5) take any other action of any type
whatsoever in connection with the foregoing which, in
the opinion of such attorney-in-fact, may be of
benefit to, in the best interest of, or legally
required by, the undersigned, it being understood
that the documents executed by such attorney-in-fact
on behalf of the undersigned pursuant to this Power
of Attorney shall be in such form and shall contain
such terms and conditions as such attorney-in-fact
may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such
attorney-in-fact full power and authority to do and
perform any and every act and thing whatsoever
requisite, necessary, or proper to be done in the
exercise of any of the rights and powers herein
granted, as fully to all intents and purposes as the
undersigned might or could do if personally present,
with full power of substitution or revocation, hereby
ratifying and confirming all that such
attorney-in-fact, or such attorney-in-fact’s
substitute or substitutes, shall lawfully do or cause
to be done by virtue of this Power of Attorney and
the rights and powers herein granted. The
undersigned acknowledges that the foregoing
attorneys-in-fact, in serving in such capacity at the
request of the undersigned, are not assuming nor
relieving, nor is the Company assuming nor relieving,
any of the undersigned’s responsibilities to comply
with Section 16 of the Exchange Act. The undersigned
acknowledges that neither the Company nor the
foregoing attorneys-in-fact assume (i) any liability
for the undersigned’s responsibility to comply with
the requirement of the Exchange Act, (ii) any
liability of the undersigned for any failure to
comply with such requirements, or (iii) any
obligation or liability of the undersigned for profit
disgorgement under Section 16(b) of the Exchange Act.

This Power of Attorney shall remain in full
force and effect until the undersigned is no longer
required to file Forms 3, 4, and 5 with respect to
the undersigned’s holdings of and transactions in
securities issued by the Company, unless earlier
revoked by the undersigned in a signed writing
delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney to be executed as of
this 24th day of June, 2011.

/s/ Lori Holland
Signature

Lori Holland
Print Name